UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 11, 2012
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 NW 14 Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 581-9993

21ST CENTURY HOLDING COMPANY
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

On September 11, 2012, 21st Century Holding Company (the "Company") held its annual meeting of shareholders. A total of 6,815,784 of the Company’s outstanding shares of common stock, representing approximately 85.8% of the shares eligible to vote, were present or represented by proxy at the annual meeting. The following four proposals were voted on at the annual meeting, and each was approved by the Company’s shareholders with the necessary number of votes required by the Company’s charter documents and applicable corporate law:

1.
The election of Bruce F. Simberg and Richard W. Wilcox, Jr. as Class II directors to serve until the annual meeting of shareholders to be held in 2015 or until their successors are elected and qualified;

2.	To approve an amendment to the Company's Amended and Restated Articles of Incorporation to change the Company's name to Federated National Holding Company;
3.	To approve the 2012 Incentive Stock Plan; and
4.	To ratify the appointment of DeMeo Young McGrath as the Company’s independent registered public accounting firm for the 2012 fiscal year.

           The table below states the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, for each of the proposals voted on at the annual meeting:

Description of Matter		For	Against	Withheld	Abstentions	Broker Non-Votes
1.	Election of Directors:

	Bruce F. Simberg	3,446,549	N/A	490,550	N/A	2,878,685

	Richard W. Wilcox, Jr.	3,443,631	N/A	493,468	N/A	2,878,685

2.	Amendment to the Company's Amended and Restated Articles of Incorporation to change the Company's name to Federated National Holding Company	6,623,308	133,489	N/A	58,987	N/A

3.	Approval of the 2012 Incentive Stock Plan.	3,148,478	766,226	N/A	22,395	N/A

4.	Ratification of the appointment of DeMeo Young McGrath as the Company’s independent registered public accounting firm for the 2012 fiscal year.	6,634,394	99,701	N/A	81,689	N/A

Item 8.01.	Other Events.

Following receipt of shareholder approval as described above, the Company filed an amendment to its Amended and Restated Articles of Incorporation to change its corporate name to Federated National Holding Company.  The Company’s Nasdaq trading symbol has also changed to “FNHC.”

Item 9.01.	Exhibits.

(d)	Exhibits

3.1	Amendment dated September 11, 2012 to Amended and Restated Articles of Incorporation of the Company.

99.1	Press release dated September 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY HOLDING COMPANY

Date: September 12, 2012	By:	/s/ Peter J. Prygelski, III
	Name:	Peter J. Prygelski, III
	Title:	Chief Financial Officer
(Principal Accounting and Financial Officer)